ANNUAL REPORT TO SHAREHOLDERS
                       RUPAY-BARRINGTON TOTAL RETURN FUND
                               FOR THE YEAR ENDED
                               DECEMBER 31, 1997

President's Letter - February 23, 1998

Dear Shareholders:

      As 1997 ended, turmoil surrounded many of the world's financial markets. Currency devaluations in Asian countries such as South Korea, Malaysia and Thailand have created uncertainty as to the impact of these devaluations on the earnings that U.S. companies will report during 1998. The U.S. stock markets have become more volatile in the face of this uncertainty.

      As of the date of this writing, may companies have reported their earnings for the quarter ending in December of 1997, and for the most part the effect of the Asian crisis on these earnings has been mild. Companies that export their products to the Asian region may see a greater impact to their earnings in the next few quarters than were seen in December and this will continue to make for a choppy, volatile market in the first half of this year. On the positive side, cheaper imports of Asian goods to the U.S. will help keep a lid on inflation and the U.S. economy may slow just enough to persuade the Federal Reserve from raising interest rates anytime soon. With this backdrop of low inflation, low interest rates and a vibrant U.S. economy, we look for further gains in stock prices of many U.S. companies during 1998.

      In 1997 your Fund rose 8.91%. Declines in some of the Fund's holdings during the last quarter of the year due to the problems in Asia lowered the return from the low teens level. The drop in the price of oil also hurt the Fund's energy holdings. Since year end, we have reduced our exposure to the energy sector by selling our positions in Diamond Offshore Drilling, Inc. and Unocal Corp.

      Due to the uncertainties created by the Asian crisis, the Fund held 20% of it's assets in cash at year end. Though we feel the full impact on corporate earnings due to Asia has not yet been felt, we are planning to reduce our cash position to around 5% during 1998 by investing in undervalued companies whose earnings have minimal exposure to Asia.

      We have recently added positions to the Fund in Banc One Corp. a large regional bank, Sola International a manufacturer of eyeglass lenses, Lockheed Martin a defense and aerospace contractor, PartnerRe Holdings Ltd. a global multi-line reinsurance company and C. R. Bard, Inc. a medical device manufacturer. All of these businesses have good long term prospects which fits our philosophy of buying companies that we feel comfortable holding at least a year.

      We  look   forward  to  1998  and  thank  you  for  your  support  of  the
Rupay-Barrington Total Return Fund.

Sincerely,

Fritz Bensler
President
Rupay-Barrington Total Return Fund

                    Schedule of Portfolio Investments
                            December 31, 1997

     Number
         of                                                  Market
     Shares  Security                                         Value

             COMMON STOCK:  53.64%
             AGRICULTURE EQUIPMENT:  1.33%
      1,000  AGCO Corp.                                $     29,250
                                                       ------------

             BEVERAGES:  1.65%
      1,000  PepsiCo, Inc.                                   36,437
                                                       ------------

             COMMUNICATION EQUIPMENT:  4.66%
      1,000  Andrew Corp *                                   24,000
      1,000  Loral Space & Communications *                  21,438
      1,000  Motorola, Inc.                                  57,063
                                                       ------------
                                                            102,501
                                                            -------

             COMPUTERS:  6.56%
      1,000  Hewlett Packard Co.                             62,500
        600  International Business Machines Corp.           62,737
      1,000  Seagate Technology *                            19,250
                                                       ------------
                                                            144,487
                                                            -------
            COMPUTER SOFTWARE:  2.00%
      1,000  Electronic Data System                          43,937
                                                       ------------

             ELECTRICAL EQUIPMENT:  1.91%
      1,000  AMP, Inc.                                       42,000
                                                       ------------

             ENERGY:  7.32%
      1,000  Baker Hughes, Inc.                              43,625
      1,000  Diamond Offshore Drilling, Inc.                 48,125
      1,000  Noble Drilling Corp. *                          30,625
      1,000  Unocal Corp.                                    38,813
                                                       ------------
                                                            161,188
                                                            -------
            ENTERTAINMENT-RECREATION:  4.70%
      1,000  Circus Circus Entertainment, Inc. *             20,500
      2,000  Viacom Inc. Class B *                           82,875
                                                       ------------
                                                            103,375
                                                            -------
             FINANCIAL:  2.59%
      1,000  Fannie Mae                                      57,062
                                                       ------------

             INSURANCE:  7.44%
      1,000  Fremont General Corp.                           54,750
      2,000  Reliance Group Holdings                         28,250
      1,500  Travelers Group, Inc.                           80,812
                                                       ------------
                                                            163,812
                                                            -------

             MEDICAL SUPPLIES:  1.61%
      1,000  Texas Biotechnology *                            6,187
      1,000  US Surgical Corp.                               29,313
                                                       ------------
                                                             35,500
                                                             ------

             METALS & MINING:  0.66%
        500  Newmont Mining Corp.                            14,656
                                                       ------------

             OFFICE SUPPLIES:  1.29%
      2,000  Office Max, Inc. *                              28,375
                                                       ------------

             PHARMACEUTICALS:  2.16%
      1,000  Mylan Laboratories, Inc.                        20,938
      2,000  Perrigo Co. *                                   26,750
                                                       ------------
                                                             47,688
                                                             ------

             REAL ESTATE:  2.61%
      1,998  Patriot American Hospitality, Inc.              57,443
                                                       ------------

             RESTAURANTS:  1.09%
      1,000  Wendy's Int'l., Inc.                            24,063
                                                       ------------

             TOBACCO:  2.06%
      1,000  Philip Morris Cos., Inc.                        45,312
                                                       ------------

             UTILITIES:  2.00%
      1,000  CMS Energy Corp.                                44,063
                                                       ------------

             TOTAL COMMON STOCK:
             (Cost: $1,137,435)                           1,181,149
                                                        -----------

             PREFERRED STOCK:  13.34%
             BEVERAGES:  1.24%
      1,000  Cadbury Schweppes P.L.C.                        27,250
                                                       ------------

             COMMUNICATIONS:  3.61%
      3,000  GTE Delaware                                    79,500
                                                       ------------

             FINANCE:  3.54%
      1,000  KMart Financing Convertible; 7.75%              51,625
      1,000  UNUM Corp.; 8.8%                                26,375
                                                       ------------
                                                             78,000
                                                             ------

             INSURANCE:  1.20%
      1,000  American General Capital L.L.C.
             Series A; 8.45%                                 26,313
                                                       ------------

             REAL ESTATE:  3.75%
      2,000  Equity Residential Property
             Series C; 9.125%                                53,875
      1,000  Equity Residential Property 7%                  28,750
                                                       ------------
                                                             82,625
                                                             ------

             TOTAL PREFERRED STOCKS:
             (Cost: $295,140)                               293,688
                                                       ------------

  Principal
     Amount
             CORPORATE OBLIGATIONS:  9.08%
   $100,000  Fixed Income UIT 12/30/01; 9.25%               100,000
    100,000  Graves Financial Bond #8 6/05/98; 10%          100,000
                                                       ------------
             TOTAL CORPORATE OBLIGATIONS:
             (Cost: $200,000)                               200,000
                                                       ------------

             SHORT TERM INVESTMENTS:  20.02%
    440,791  Star Bank Money Market Fund
             (Cost: $440,791)                               440,791
                                                       ------------

             TOTAL INVESTMENTS:
             (Cost: $2,073,366)**   96.08%                2,115,628
             Other assets-net        3.92%                   86,264
                                   -------             ------------
             NET ASSETS            100.00%              $ 2,201,892
                                   =======              ===========

*  Non-income producing security
** Cost for  Federal  income  tax  purpose  is  $2,073,366  and net unrealized appreciation consists of:
      Gross unrealized appreciation                                 $   124,796
      Gross unrealized depreciation                                     (82,534)
                                                                        -------
      Net unrealized appreciation                                   $     42,262
                                                                    ============
See Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 1997

ASSETS
  Investments at value
  (identified cost of $1,632,575)(Notes 1 & 3)                        $1,674,837
  Short term investments                                                 440,791
  Receivables:
    Dividend and interest                7,200
    Capital stock sold                     377                             7,577
                                        ------
  Deferred organization costs (Note 1)                                   106,031
                                                                     -----------
          TOTAL ASSETS                                                 2,229,236
                                                                     -----------

LIABILITIES
  Distribution payable                     502
  Due to advisor                        25,480
  Accrued expenses                       1,362
                                       -------
          TOTAL LIABILITIES                                               27,344
                                                                          ------

NET ASSETS                                                            $2,201,892
                                                                      ==========

NET ASSET VALUE OFFERING AND REDEMPTION
PRICE PER SHARE ($2,201,892 / 227,517 shares outstanding)             $     9.68
                                                                      ==========

At December 31, 1997 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

    Paid in capital                                                   $2,094,620
    Accumulated net realized gain on investments                          65,010
    Net unrealized appreciation of investments                            42,262
                                                                          ------
    Net Assets                                                        $2,201,892
                                                                      ==========

See Notes to Financial Statements

Statement of Operations
Year ended December 31, 1997

INVESTMENT INCOME
  Income:
    Interest                             $   81,876
    Dividend                                 56,376
                                         ----------

    Total income                                                     $   138,252
                                                                     -----------
  Expenses:
    Investment management fees (Note 2)      30,443
    Transfer agent fees                      14,499
    Administration (Note 2)                  18,762
    Legal and audit fees                     16,005
    Custody and accounting fees              15,739
    Registration fees                         4,300
    Printing                                  3,244
    Amortization of
      organization cost (Note 1)             40,938
    Insurance expense                         1,693
                                              -----
      Total expenses                                                     145,623
    Less: reimbursements and waivers by manager                         (71,381)
                                                                         -------
    Net expenses                                                          74,242
                                                                          ------
    Net investment income                                                 64,010
                                                                          ------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net  realized  gain  on   investments                                152,327
    Net  change  in  unrealized appreciation  on  investments            193,117
                                                                         -------
    Net gain on  investments                                             345,444
                                                                         -------
    Net increase in net assets resulting from operations             $   409,454
                                                                     ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
Years ended December 31,
------------------------

                                                           1997           1996
                                                      ------------   -----------
OPERATIONS
   Net investment income                             $     64,010   $     73,403
   Net realized gain on investments                       152,327        253,585
   Net change in unrealized appreciation
     (depreciation) of investments                        193,117      (119,465)
                                                          -------      --------
   Net increase in net assets resulting
     from operations                                      409,454        207,523
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income
     ($.21 and $.12 per share, respectively)             (68,866)       (59,802)
   Net realized gain from investment transaction
     ($.70 and $.40 per share)                          (147,579)      (191,699)
CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets resulting
     from capital share transactions*                 (2,916,852)      3,843,303
                                                      ----------       ---------
   Net increase (decrease) in net assets              (2,723,843)      3,799,325
   Net assets at beginning of the year                  4,925,735      1,126,410
                                                        ---------      ---------
NET ASSETS at the end of the year
   (including undistributed net investment
   income of $-0- and $3,233, respectively)           $ 2,201,892     $4,925,735
                                                      ============   ===========

*A summary of capital share transactions follows:

                                   Year ended                Year ended
                                December 31, 1997          December 31, 1996
                                -----------------          -----------------
                                Shares     Value          Shares        Value
                                ------     -----          ------        -----
Shares sold                     74,341   $ 760,185         457,840    $4,503,585
Shares reinvested
  from distributions            21,591     212,316          25,764       251,256
Shares redeemed               (375,106) (3,889,353)       (93,385)     (911,538)
                              --------  ----------        -------      --------
Net increase (decrease)       (279,174)($2,916,852)        390,219    $3,843,303
                              ======== ===========         =======    ==========

See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout Each Period
----------------------------------------------
                                                                  Aug. 11, 1995*
                                   Years ended December 31                 thru
                                         1997           1996       Dec. 31, 1995

Per Share Operating Performance
Net asset value,
  beginning of period                 $  9.72           $  9.67           $10.00

Income from investment operations-
   Net investment income                 0.20              0.13             0.04
   Net realized and unrealized
     gain (loss) on investments          0.67              0.44           (0.33)
                                         ----              ----           ------
Total from investment operations         0.87              0.57           (0.29)
                                         ----              ----           ------

Less distributions-
   Distributions from net
     investment income                  (0.21)            (0.12)          (0.04)
   Distributions from realized
     gains on investments               (0.70)            (0.40)             -0-
                                        ------            ------             ---
     Total distributions                (0.91)            (0.52)          (0.04)
                                        ------            ------          ------
Net asset value, end of period        $  9.68           $  9.72            $9.67
                                       =======          =======            =====

Total Return                             8.91%             5.89%         (2.89)%

Ratios/Supplemental Data
Net assets, end of period (000's)       $2,202           $4,926           $1,126
Ratio to average net assets-(A)
   Expenses (B)                           3.82%            6.29%         1.95%**
   Expenses-net (C)                       1.95%            1.95%
   Net investment income (B)              1.68%            2.06%         1.72%**
Portfolio turnover rate                 112.02%            1.14%           0.00%
Average commission rate
   paid per share                      $0.0825              ---             ---

*  Commencement of operations
** Annualized
(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by 1.87% in 1997, 4.34% in 1996 and 3.14% in 1995.
(B) Expense ratio has been increased to include additional custodian fees in 1995 which were offset by custodian fee credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

Notes to the Financial Statements
December 31, 1997
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Rupay-Barrington Total Return Fund, Inc. (formerly Valley Forge Capital Holdings Total Return Fund, Inc.)(the "Fund") is registered under The Investment Company Act of 1940, as a diversified open-end management company.

The investment objective of the fund is to seek capital appreciation, current income and preservation of capital by investing in a diversified portfolio of equity securities and fixed income securities.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D. Deferred Organizational Expenses. Organizational expenses are being amortized on a straight line basis over a period not exceeding 60 months beginning at the Fund's commencement of operations.

E.  Distribution  to  Shareholders.  Distributions  from investment
income  and   realized   gains,   if  any,   are  recorded  on  the
ex-dividend date.

F. Other. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

G. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--The Fund has engaged Rupay-Barrington Advisors, Inc. a wholly-owned subsidiary of Rupay-Barrington Financial Group Inc., to manage its investments. The Fund pays its Advisors an investment management fee for investment management and advisory services which is computed at an annual rate of 0.80 of 1% of the Fund's daily net assets.

Rupay-Barrington Fianancial Group Inc. has agreed to reimburse the Fund for any expenses, during the Fund's first five years of operations, which would cause the Fund's ratio of operating expenses to exceed 1.95% of average net assets. An expense reimbursement of $71,381 was required for the year ended December 31, 1997.

Certain officers and directors of the Fund are also officers and directors of the investment advisor.

NOTE 3-PURCHASES AND SALES OF SECURITIES--For the year ended December 31, 1997, the Fund made purchases and sales of securities other than short-term notes aggregated $2,903,877 and $4,728,654 respectively.

NOTE 4-DISTRIBUTION PLAN-- The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan in effect for the year ended December 31, 1997, Rupay-Barrington Securities Corp., a wholly-owned subsidiary of Rupay-Barrington Financial Group Inc., was entitled to a fee at an annual rate of 0.35 of 1% of the Fund's daily net assets. Rupay-Barrington Securities Corp. uses these fees to pay its dealers whose clients hold portfolio shares and for other distribution-related activities.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of Rupay-Barrington Total Return Fund, Incorporated
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the Rupay-Barrington Total Return Fund, Inc., including the schedule of portfolio investments as of December 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. the financial statements and financial highlights presented for the year ended December 31, 1996 and prior were audited by other auditors whose report dated February 7, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rupay-Barrington Total Return Fund, Inc., as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 23, 1998